Forward Air Corporation Earnings Presentation 2Q26 August 5, 2026

E a r n i n g s P r e s e n t a t i o n Statements & Disclaimers 2 Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this presentation relate to: expectations regarding customer demand for services of Forward Air Corporation (“Forward,” “we,” “us” or “our”); our outlook on the freight market, including expectations regarding freight market conditions, capacity and the pace and extent of any freight market recovery; our expectations regarding operational and administrative transformations after the Omni acquisition; our projections with respect to revenue growth following the realization of such synergies; our goals to achieve sustainable growth and long-term profitability; our expectations regarding the proposed transition of a portion of business of one of our customers, including our expectations regarding the non-binding memorandum of understanding with the customer, the amount of revenue and services expected to be retained, the term of any retained services and the anticipated timing of any transition; our plans and expectations regarding the disposition of non-core assets, including the anticipated timing and completion of the sale of our Intermodal business and the expected use of proceeds therefrom; our deleveraging goals; and our future debt service requirements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles; the outcome of our review of strategic alternatives; our ability to execute on a strategic sale of non-core assets, including our Intermodal business, on the anticipated timing and terms, or at all; the risk that we do not enter into a definitive agreement with the customer with which we have entered into a non-binding memorandum of understanding, or that the customer transitions a greater portion of its business than currently anticipated or the transition otherwise occurs on terms less favorable than expected; our ability to achieve ongoing strategic, financial and other benefits as we continue to transform our business after the acquisition of Omni Logistics, including the realization of expected synergies and the achievement of deleveraging targets within the expected timeframes or at all; the risk of customer loss; the risk of management and employee loss; the creditworthiness of our customers and their ability to pay for services rendered; our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network; the availability and compensation of qualified Leased Capacity Providers and freight handlers as well as contracted, third-party carriers needed to serve our customers’ transportation needs; our inability to manage our information systems and the occurrence of cybersecurity risks and events; market acceptance of our service offerings; claims for property damage, personal injuries or workers’ compensation; enforcement of and changes in governmental regulations; environmental, tax, insurance and accounting matters; the handling of hazardous materials; changes in fuel prices; loss of a major customer; increasing competition and pricing pressure; evolving macroeconomic factors, including the imposition of additional tariffs, potential escalation from trading partners, the uncertainty surrounding trade policy, including the extent to which increased tariffs will affect our operations and strategic plan, and our limited visibility into the impact of tariffs on third-party shipments; our dependence on our senior management team and the potential effects of changes in employee status; seasonal trends; the occurrence of certain weather events; restrictions in our charter and bylaws; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025, and as may be identified in our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We caution readers that any forward-looking statement made by us in this presentation is based only on information currently available to us, and readers should not place undue reliance on any forward-looking statement, which reflects management’s opinion only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise unless required by law. Non-GAAP Measures To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we have included Adjusted EBITDA, Adjusted EBITDA Margin %, Consolidated EBITDA, Consolidated EBITDA Margin %, Adjusted Operating Income, Net Leverage Ratio, Net Debt, Reported EBITDA, Reported EBITDA Margin %, LTM Reported EBITDA, LTM Reported EBITDA Margin %, Unlevered Free Cash Flow and Adjusted Operating Cash Flow, each of which is a non-GAAP financial measure (each, a “Non- GAAP Measure”), in this presentation. The reconciliation of each Non-GAAP Measure to the most directly comparable financial measure calculated and presented in accordance with GAAP can be found in the Appendix to this presentation. Because each Non-GAAP Measure excludes certain items as described herein, it may not be indicative of the results that Forward expects to recognize for future periods. As a result, each Non-GAAP Measure should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP. The Company is also providing Consolidated EBITDA, Liquidity, and Net Leverage Ratio calculated in accordance with Forward’s credit agreement as we believe these measures provide investors with important information regarding our liquidity, financial condition and compliance with our obligations under our credit agreement.

01 Combined Overview 02 2Q26 Results 03 Liquidity, Leverage and Cash Flow 04 Investment Rationale 05 Closing Summary 06 Appendix E a r n i n g s P r e s e n t a t i o n Agenda 3

E a r n i n g s P r e s e n t a t i o n Combined Overview 4

C o m b i n e d O v e r v i e w Who We Are: A Story of Transformation and Excellence Our Heritage Forward Air's revolutionary expedited ground freight network, established in 1981, and Omni’s innovative logistics solutions, founded in 2000, represent decades of excellence in logistics innovation. Our Combined Strength Together, we have created a logistics powerhouse that combines Forward Air's robust North American LTL network with Omni's global logistics solutions, delivering unprecedented value and capabilities to our customers. Our Future This strategic union positions us as a leading force in global logistics, offering comprehensive solutions that span continents and streamline supply chains. 5

Combined Overview

By the Numbers

All figures for FY25

$2.5B	FY 2025 Revenue	$307M	FY 2025 CEBITDA[1]
6K+	Total Employees	2K+	Freight Handlers[2]
3.7M+	Total Shipments[3]	0.1%	Claims Ratio[4]
230+	Global Facilities	21	Countries

1. Consolidated EBITDA ("CEBITDA"). Reconciliation of Non-GAAP financial measures available in the Appendix.
2. Freight handlers included in Total Employees.
3. Total Ground, Intermodal, Air and Ocean shipments per year managed by Expedited Freight, Omni Logistics and Intermodal segments.
4. Combined claims ratio for Expedited Freight and Omni Logistics. Calculated as claims amount paid divided by revenue for FY25.

Forward | Omni Logistics

6

Combined Overview

Our key product groups provide end-to-end capabilities

All figures for FY25


Forward

~ 63% of revenue

Ground Transportation

- Expedited Less-Than-Truckload (LTL) Services
- Full Truckload (FTL) Shipping
- Brokerage Services
- Pickup and Delivery
- Cross border trucking services
- Container Freight Station
- Flatbed transportation
- Oversized and specialized equipment
- High Value Cargo
- Hand Carry



~ 13% of revenue

Air & Ocean Customs

- Next Flight Out /Time Critical/ Hand Carry
- Express Air - 3 to 5 day
- Economy Air - 5 to 8 day
- Customs Brokerage
- Air Charter
- Full Container Load (FCL)
- Less than Container Load (LCL)
- Multimodal Air/Ocean/Ground Freight Solutions
- Project cargo (oversized/non-containerized)



~ 9% of revenue

Intermodal Drayage

- Nationwide port and rail drayage of domestic and international containers
- Secured container storage
- Rail intermodal (domestic and international containers)
- Yard hostling / jockey services



~ 15% of revenue

Contract Logistics

- Focus on high value, value-added services, supply chain solutions
- Servicing high-tech, data center, medical and complex verticals for supply chain and end customer distribution
- End-to-end capability for reverse logistics solutions including in-house sorting and repairs
- Product testing
- Wholesale fulfillment – Pick and pack
- eCommerce fulfillment services

Customs Brokerage
Free Trade Zone and Bonded Warehouse

Forward | Omni Logistics

- ■ Legacy Forward Expedited Freight and Intermodal, and Omni Logistics ground freight
- ■ Omni Logistics air and ocean forwarding, warehousing & distribution and value-added service

7

Combined Overview

Scalable global footprint

All figures for FY25

FY25 Revenue % by Customer Region[1]


United States
Americas (ex U.S.)
APAC
EMEA
~2%
~8%
<1%
~90%

- **~10%** of revenue generated outside of the United States[1]
- **230+** global facilities in **21** countries
- No single customer represents more than **10%** of revenue
- Top 10 customers account for **~26%** of revenue

Forward | Omni Logistics

1. Approximated split based on consolidated FY25 revenues by country from shipments directly transported under our control.

8

E a r n i n g s P r e s e n t a t i o n 2Q26 Results 9

2 Q 2 6 R e s u l t s 2Q26 Highlights 2Q26 $673 Revenue $43 Adjusted Operating Income1 $93 Consolidated EBITDA2 13.8% Margin $401 Liquidity 5.2x LTM Net Leverage3 10 1. Excluding impairment of goodwill; Reconciliation of Non-GAAP financial measures available in the Appendix. 2. Reconciliation of Non-GAAP financial measures available in the Appendix. 3. Calculated pursuant to Senior Secured Loan Credit Agreement. Details in the Liquidity, Leverage and Cash Flow section of this presentation. In millions, except for LTM Net Leverage

$619 $632 $631 $582 $673 2Q25 3Q25 4Q25 1Q26 2Q26 2 Q 2 6 R e s u l t s | C o n s o l i d a t e d Consolidated Results by Quarter 1. Reconciliation of Non-GAAP financial measures available in the Appendix. Calculated pursuant to the Senior Secured Loan Credit Agreement. Prior-period figures adjusted to reflect the disposition of a business. 2. As previously reported. Revenue Consolidated EBITDA1 & Consolidated EBITDA Margin %1 11 In millions, except for margin 2 22 2 2 2 2 2 0 2. 2. 2. 2.2 . 2 2 2 2 2 2 2 2 22

2 Q 2 6 R e s u l t s | E x p e d i t e d F r e i g h t Expedited Freight Segment Results by Quarter 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Reconciliation of Non-GAAP financial measures available in the Appendix. Segment Revenue1 Reported EBITDA2 & Reported EBITDA Margin2 12 In millions, except for margin 2 2 2 2 2 2 2 2 2 2 2 2 2 2

2Q26 Results | Expedited Freight

Expedited Freight Segment: Year over year pricing and margin

Revenue per CWT, ex fuel[1,2] & Reported EBITDA Margin[3]


-2.3%
$24.82
$24.98
$24.30
$24.50
$24.26
11.6%
11.5%
10.1%
10.4%
13.6%
2Q25
3Q25
4Q25
1Q26
2Q26
Revenue per CWT, ex fuel
Reported EBITDA Margin

Revenue per Shipment, ex fuel[1,2] & Reported EBITDA Margin[3]


+2.9%
$209
$210
$206
$212
$215
11.6%
11.5%
10.1%
10.4%
13.6%
2Q25
3Q25
4Q25
1Q26
2Q26
Revenue per Shipment, ex fuel
Reported EBITDA Margin

- Revenue per CWT, ex fuel, was impacted by the strategy to fill underutilized capacity on specific lanes that contributed to a year over year tonnage per day increase of 6.7% and shipments per day increase of 1.7% in the second quarter
- This strategy helped the Expedited Freight segment report the best operating revenue, operating income, Reported EBITDA and margin since the beginning of 2024
- Increase in revenue per shipment, ex fuel, favorably impacted by a 5.3% increase in weight per shipment

Forward | Omni Logistics

1. Excludes accessorial and Truckload products.
2. Includes intercompany revenue between the Network and Truckload revenue streams.
3. Reconciliation of Non-GAAP financial measures available in the Appendix.

13

2 Q 2 6 R e s u l t s | E x p e d i t e d F r e i g h t Expedited Freight Segment Financial Results 2Q 2026 2Q 2025 Change Revenue1 $319 $258 23.8% Operating Income1 $35 $20 79.0% Operating Ratio 89.1% 92.4% 3.4% Reported EBITDA1 $43 $30 45.3% Reported EBITDA Margin 13.6% 11.6% 2.0% LTL Shipments per Workday2 11.7 11.5 1.7% LTL Tonnage per Workday2 10,392 9,741 6.7% LTL Revenue per Shipment ex-fuel $215 $209 2.9% 14 1. In millions 2. In thousands

0.18% 0.14% 0.12% 0.13% 0.13% 0.15% 0.12% 0.11% 0.08% 0.07% 2021 2022 2023 2024 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 2 Q 2 6 R e s u l t s | E x p e d i t e d F r e i g h t Expedited Freight Segment: Continued superior service 15 Expedited Freight Segment Claims Ratio1 • Industry-leading claims ratio of ~0.1% • Superior service to 96% of all continental United States zip codes • Maintaining priority focus on customer service during integration and transformation 1. Expedited Freight segment only. Calculated as claims amount paid divided by revenue.

2 Q 2 6 R e s u l t s | O m n i L o g i s t i c s Omni Logistics Segment Results by Quarter Reported EBITDA2 & Reported EBITDA Margin %2Segment Revenue1 16 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses 2. Reconciliation of Non-GAAP financial measures available in the Appendix. Excludes impairment of goodwill. $328 $340 $360 $302 $339 2Q25 3Q25 4Q25 1Q26 2Q26 In millions, except for margin 2 2 2 2 2 2 2

Omni Segment Financial Results 2Q 2026 2Q 2025 Change Revenue1 $339 $328 3.1% Adjusted Operating Income1,2 $14 $7 nm3 Operating Ratio 95.9% 97.8% 1.9% Reported EBITDA1,2 $38 $30 27.9% Reported EBITDA Margin 11.2% 9.0% 2.2% 2 Q 2 6 R e s u l t s | O m n i L o g i s t i c s 17 1. In millions 2. Reconciliation of Non-GAAP financial measures available in the Appendix . Excludes impairment of goodwill. 3. Not meaningful

2 Q 2 6 R e s u l t s | I n t e r m o d a l Intermodal Segment Results by Quarter 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses 2. Reconciliation of Non-GAAP financial measures available in the Appendix. Reported EBITDA2 & Reported EBITDA Margin %2Segment Revenue1 $59 $58 $51 $53 $60 2Q25 3Q25 4Q25 1Q26 2Q26 In millions, except for margin 18 2 2 2 2 2 2 2

Intermodal Segment Financial Results 2Q 2026 2Q 2025 Change Revenue1 $60 $59 1.0% Operating Income1 $6 $4 38.2% Operating Ratio 89.8% 92.5% 2.8% Reported EBITDA1 $10 $9 12.0% Reported EBITDA Margin 16.7% 15.1% 1.6% Drayage Shipments 61,909 62,313 (0.6%) Drayage Revenue per Shipment $942 $862 9.3% 2 Q 2 6 R e s u l t s | I n t e r m o d a l 19 1. In millions

E a r n i n g s P r e s e n t a t i o n Liquidity, Leverage and Cash Flow 20

L i q u i d i t y , L e v e r a g e a n d C a s h F l o w Resilient cash generation 1. Non-GAAP financial metrics. “Operating Cash Flow” and “Unlevered Free Cash Flow” represent the change in Unrestricted Cash less discrete items identified on this slide. 2. Includes remaining Transaction & Integration Fees 21 Operating Cash Flow1 In millions $52 $79 $32 $58 $46 2Q25 3Q25 4Q25 1Q26 2Q26 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Change in Cash $11 ($21) $45 ($34) $35 ($2) (+) Debt Service 25 59 24 58 23 57 (-) Proceeds from the sale of a Business, net -- -- -- -- -- (9) Unlevered Free Cash Flow 1 $37 $38 $70 $24 $58 $46 (+) Transaction/Integration Fees 9 14 10 8 -- -- Operating Cash Flow 1 $46 $52 $79 $32 $58 $46 2 2

Liquidity, Leverage and Cash Flow

1H26 Cash Bridge

In millions


Change in Cash
$106
$58
($23)
$141
$46
$9
($57)
$139
12/31 Cash Balance
Operating Cash Flow[1, 2]
Debt Service
3/31 Cash Balance
Operating Cash Flow[1, 2]
Proceeds from the sale of a Business, net
Debt Service
6/30 Cash Balance
1Q26
2Q26

- 1H26: $104M of operating cash flow more than covered $80M of debt service, growing cash $33M Year-to-date
- $9M of net proceeds from the sale of a business supplemented internally generated cash flow, supporting $139M of cash and added financial flexibility entering 2H26

Forward | Omni Logistics

1. Non-GAAP financial metric. "Operating Cash Flow" and "Unlevered Free Cash Flow" represent the change in Unrestricted Cash less discrete items identified on this slide.
2. Includes remaining Transaction & Integration Fees.

22

$273 $273 $261 $261 $261 $79 $123 $91 $115 $112 <$1 $16 $17 $15 $26 $27 2Q25 3Q25 4Q25 1Q26 2Q26 L i q u i d i t y , L e v e r a g e a n d C a s h F l o w Liquidity and Leverage Net Leverage1 Net Leverage Ratio1 Required Covenant Leverage Ratio1 Net Cash1,3 Revolving Credit Facility4 Restricted Cash Deduction Foreign Subsidiary Deduction * 23 * * * * 1. Calculated pursuant to Senior Secured Loan Credit Agreement. 2. Includes Term Loan, Senior Secured Notes, and Revolving Credit Facility, excludes finance leases. 3. Excludes foreign subsidiaries and restricted cash. 4. Undrawn revolver balance. 5. Totals may not foot due to rounding. 6. 2Q25 and 3Q25 ratios have been updated to reflect proforma EBITDA add-backs of cost saving initiatives taken in 3Q25 and 4Q25. In millions 5.5x 5.5x 5.5x 5.4x 5.2x 6.00x 2Q25 3Q25 4Q25 1Q26 2Q26 Liquidity5 $368 $413 $367 $402 $401 Gross Cash* $95 $140 $106 $141 $139 in millions 2Q25 3Q25 4Q25 1Q26 2Q26 Term Loan B $1,045 $1,045 $1,045 $1,045 $1,045 Senior Sec. Notes $725 $725 $725 $725 $725 First Lien Debt2 $1,770 $1,770 $1,770 $1,770 $1,770 Net Cash1,3 $79 $123 $91 $115 $112 Net Debt $1,691 $1,647 $1,679 $1,655 $1,658 Consolidated LTM EBITDA1,6 $306 $300 $307 $304 $319 Net Leverage Ratio1 5.5x 5.5x 5.5x 5.4x 5.2x

L i q u i d i t y , L e v e r a g e a n d C a s h F l o w No debt maturities over the next 4 years 1. Credit Facility undrawn as of 6/30/2026 other than $39 million letters of credit issued through facility. 24 $300 $1,045 $725 2026 2027 2028 2029 (Jan) 2030 (Dec) 2031 (Oct) Revolving Credit Facility First Lien Term Loan Senior Secured Notes No Long-Term Debt Maturities Until December 2030 Debt maturities by year In millions

E a r n i n g s P r e s e n t a t i o n Investment Rationale 25

Investment Rationale

Laying the foundation for future profitable growth

Strong brand, customer value proposition and loyalty	Robust North American LTL network with international logistics capabilities Superior service with consistently low claims ratio of 0.1%[1]
Differentiated and diversified solutions with global scale	Highly customizable and specialized service offering of vertically-integrated solutions Scalable growth with over 230 global facilities in 21 countries
Rationalized cost structure poised for profitable growth	Asset-light business model with normalizing free cash flow generation Improved consolidated Reported EBITDA margin, excluding goodwill, by 320 basis points in 2025 compared to 2024[2]

1. Combined claims ratio for Expedited Freight and Omni as of FY25. Calculated as claims amount paid divided by revenue for FY25.
2. Reconciliation of Non-GAAP financial measures available in the Appendix. Excludes impairment of goodwill.

Forward / Omni Logistics

26

7.4% 7.4% 7.5% 7.7% 8.9% 31.3% 23.9% 18.5% 13.6% 11.0% 10.9% 10.5% 9.3% 6.0% 5.5% 4.4% 0.6% 14.1% 14.1% 13.6% 13.2% 11.2% 2Q25 3Q25 4Q25 1Q26 2Q26 Comp 1 Comp 2 Comp 3 Comp 4 Comp 5 Comp 1 Comp 2 Comp 3 Comp 4 Comp 5 Comp 1 Comp 2 Comp 3 Comp 4 I n v e s t m e n t R a t i o n a l e Meaningful upside as we close margin gap with peers 1. For comparability purposes, Reported EBITDA Margin is calculated as Operating Income plus depreciation & amortization and impairment of goodwill and changes in TRA liability. 2. Using 1Q26 LTM figures for peers and Forward Air segments. 3. Segment averages are weighted based on revenue (excludes Forward segments). 4. Reconciliation of Non-GAAP financial measures available in the Appendix. 19.7% Average3 5.4% Average3 13.1% Average3 27 Forward Consolidated Less-than-Truckload 3PL / Freight Forwarders Truckload / Intermodal LTM Reported EBITDA margin1,4 LTM 1Q26 Peer and Forward Segment Reported EBITDA Margin1,2 E x p e d it e d F re ig h t O m n i L o g is ti c s In te rm o d a l C o m b in e d LTM 1Q26 for Peers and FWRD segments

E a r n i n g s P r e s e n t a t i o n Closing Summary 01 Reports highest quarterly operating revenue in company history 02 Expedited Freight segment leads strong quarter and reports best results since the beginning of 2024 03 Intermodal segment reports best Reported EBITDA in five quarters and best margin in six quarters 04 Liquidity remains robust at $401 million 05 Seeing the benefits of diversified product portfolio 28

E a r n i n g s P r e s e n t a t i o n Appendix 29

Appendix

Quarterly Net Income to Adjusted and Consolidated EBITDA Reconciliation

In millions, except for margin

Adjusted & Consolidated EBITDA Reconciliation	2Q25	3Q25	4Q25	1Q26	2Q26	LTM (6/30/2026)
Net (loss) income	($20)	($24)	($36)	($40)	($246)	($346)
Interest expense	45	45	45	44	44	177
Income tax (benefit) expense	(17)	0	(9)	2	(0)	(7)
Depreciation and amortization	37	38	41	39	38	155
Reported EBITDA[1]	**$45**	**$59**	**$41**	**$44**	**($164)**	**($21)**
Impairment of goodwill	--	--	--	--	244	244
Transaction and integration costs	6	6	6	3	5	19
Discontinued Operations/Final Mile	--	--	--	--	2	2
Severance costs	1	3	1	1	1	5
Change in TRA Liability	7	(6)	(3)	17	(1)	7
Optimization project costs	1	1	--	--	0	1
Abandoned software project costs	--	--	20	(0)	0	20
Gain on disposition of business, net[3]	--	--	--	--	(3)	(3)
Other	14	12	11	7	8	38
Adjusted EBITDA[1]	**$74**	**$75**	**$76**	**$70**	**$92**	**$313**
Pro forma of dispositions	1	(0)	(1)	0	1	1
3Q 2025 Cost Reduction Initiatives	3	3	--	--	--	3
4Q 2025 Cost Reduction Initiatives	1	1	1	--	--	3
Consolidated EBITDA[1,2]	**$79**	**$79**	**$76**	**$71**	**$93**	**$319**
Consolidated First Lien Indebtedness						1,770
Net Cash & Cash Equivalents						(112)
Net Debt						**$1,658**
Consolidated First Lien Net Leverage Ratio						*5.2x*

Forward | Omni Logistics

1. Non-GAAP financial measures. Totals may not foot due to rounding.
2. Consolidated EBITDA calculated pursuant to the Senior Secured Loan Credit Agreement.
3. Net of transaction costs incurred at closing; excludes disposition-related costs expensed in prior periods.

30

A p p e n d i x 311. Non-GAAP financial measures. Totals may not foot due to rounding. 2. Consolidated EBITDA calculated pursuant to the Senior Secured Loan Credit Agreement. 3. Net of transaction costs incurred at closing; excludes disposition-related costs expensed in prior periods. In millions LTM Net Income to Adjusted and Consolidated EBITDA Reconciliation Adjusted & Consolidated EBITDA Reconciliation LTM 2Q25 LTM 3Q25 LTM 4Q25 LTM 1Q26 LTM 2Q26 Net (loss) income ($151) ($141) ($142) ($121) ($346) Interest expense 192 184 181 179 177 Income tax (benefit) expense 71 70 (5) (23) (7) Depreciation and amortization 138 150 153 154 155 Reported EBITDA1 $250 $263 $186 $189 ($21) Impairment of goodwill (64) (79) -- -- 244 Transaction and integration costs 29 36 31 20 19 Discontinued Operations/Final Mile -- -- -- -- 2 Severance costs 7 7 6 5 5 Change in TRA Liability 7 1 (2) 15 7 Optimization project costs 12 13 3 2 1 Abandoned software project costs -- -- 20 20 20 Gain on disposition of business, net³ -- -- -- -- (3) Other 41 40 49 44 38 Adjusted EBITDA1 $281 $281 $293 $294 $313 Pro forma synergies 6 1 -- -- -- Pro forma savings 11 5 -- -- -- Pro forma of dispositions (3) (2) -- 0 1 3Q 2025 Cost Reduction Initiatives 9 12 9 6 3 4Q 2025 Cost Reduction Initiatives 2 3 5 4 3 Consolidated EBITDA1,2 $306 $300 $307 $304 $319

A p p e n d i x Consolidated LTM Financials by Quarter 32 1. Totals may not foot due to rounding 2. Excluding impairment of goodwill and non-operating items In millions, except for margin Consolidated 1 LTM 2Q25 LTM 3Q25 LTM 4Q25 LTM 1Q26 LTM 2Q26 Operating revenue $2,521 $2,497 $2,495 $2,464 $2,518 Operating expenses Purchased transportation 1,260 1,243 1,244 1,224 1,257 Salaries, wages, and employee benefits 551 549 536 509 494 Operating leases 195 199 204 205 206 Depreciation and amortization 138 150 153 154 155 Insurance and claims 68 63 59 57 56 Fuel expense 21 21 20 19 21 Other operating expenses 230 235 243 243 255 Impairment of goodwill (64) (79) -- -- 244 Total operating expenses 2,398 2,382 2,459 2,412 2,687 Operating income (loss) $123 $115 $36 $52 ($169) (+) Impairment of goodwill (64) (79) -- -- 244 Adjusted operating income (loss) 59 36 36 52 75 (+) Depreciation and amortization 138 150 153 154 155 (+) Other² (9) (1) (3) (17) (7) Reported EBITDA excluding impairment and other non-operating adjustments $187 $185 $186 $189 $223 Reported EBITDA Margin % excluding impairment and other non-operating adjustments 7.4% 7.4% 7.5% 7.7% 8.9% 2

A p p e n d i x GAAP to Non-GAAP Reconciliation 33 In millions Adjusted Operating Income Reconciliation 2Q26 Operating Loss ($201) (+) Impairment of Goodwill $244 Adjusted Operating Income 43$

A p p e n d i x Segment Performance – Expedited Freight 34 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Totals may not foot due to rounding. In millions, except for margin Expedited Freight 1,2 2Q25 3Q25 4Q25 1Q26 2Q26 LTM 1Q26 LTM 2Q26 Operating revenue $258 $259 $247 $273 $319 $1,036 $1,097 Operating expenses Purchased transportation 124 125 122 142 168 513 556 Salaries, wages, and employee benefits 54 54 50 56 58 213 217 Operating leases 17 16 16 16 16 64 64 Depreciation and amortization 10 10 10 8 8 39 37 Insurance and claims 11 10 9 10 10 41 40 Fuel expense 3 2 2 2 4 9 10 Other operating expenses 19 21 24 19 20 83 84 -- -- Total operating expenses 238 239 232 253 284 962 1,008 Operating income (loss) $20 $19 $15 $20 $35 $74 $90 (+) Depreciation and amortization 10 10 10 8 8 39 37 Reported EBITDA $30 $30 $25 $28 $43 $113 $126 Reported EBITDA Margin % 11.6% 11.5% 10.1% 10.4% 13.6% 10.9% 11.5%

A p p e n d i x Segment Performance – Omni Logistics 35 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Totals may not foot due to rounding. 3. Reported EBITDA and Reported EBITDA Margin shown excluding impairment of goodwill. In millions, except for margin Omni Logistics 1,2 2Q25 3Q25 4Q25 1Q26 2Q26 LTM 1Q26 LTM 2Q26 Operating revenue $328 $340 $360 $302 $339 $1,330 $1,340 Operating expenses Purchased transportation 185 196 208 169 190 758 763 Salaries, wages, and employee benefits 62 58 55 53 62 229 229 Operating leases 26 30 32 28 27 115 117 Depreciation and amortization 22 23 26 24 24 96 97 Insurance and claims 1 (0) 1 0 0 3 2 Fuel expense 1 1 1 1 0 3 3 Other operating expenses 24 22 27 26 20 99 95 Impairment of goodwill -- -- -- -- 244 -- 244 Total operating expenses 321 330 350 302 569 1,303 1,550 Operating income (loss) $7 $10 $10 $1 ($230) $27 ($210) (+) Impairment of goodwill -- -- -- -- 244 -- 244 Adjusted operating income (loss) $7 $10 $10 $1 $14 $27 $342.1% 2.6% (+) Depreciation and amortization 22 23 26 24 24 96 97 Reported EBITDA 3 $30 $33 $36 $25 $38 $123 $132 Reported EBITDA Margin % 3 9.0% 9.6% 10.0% 8.3% 11.2% 9.3% 9.8%

A p p e n d i x Segment Performance – Intermodal 36 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Totals may not foot due to rounding. In millions, except for margin Intermodal 1,2 2Q25 3Q25 4Q25 1Q26 2Q26 LTM 1Q26 LTM 2Q26 Operating revenue $59 $58 $51 $53 $60 $221 $222 Operating expenses Purchased transportation 20 19 17 19 22 76 78 Salaries, wages, and employee benefits 15 14 12 14 14 55 54 Operating leases 5 6 5 6 6 22 23 Depreciation and amortization 5 4 4 4 4 17 17 Insurance and claims 3 3 3 3 2 12 10 Fuel expense 2 2 1 2 3 8 8 Other operating expenses 4 5 5 4 3 18 17 -- -- Total operating expenses 55 54 48 52 54 209 207 Operating income (loss) $4 $4 $3 $1 $6 $13 $14 (+) Depreciation and amortization 5 4 4 4 4 17 17 Reported EBITDA $9 $8 $7 $5 $10 $30 $31 Reported EBITDA Margin % 15.1% 14.5% 14.2% 10.1% 16.7% 13.6% 14.0%

A p p e n d i x Expedited Freight Segment Operating Metrics 37 Shipments per Day1 Weight per Shipment Revenue per Shipment, excluding fuel1,2 In thousands In pounds (2.3)% (9.0)% (10.9)% (15.4)% (12.3)% (9.0)% (4.3)% 1.7% YoY % change 4.5% 5.0% 1.6% 2.7% (1.9)% (1.2)% 3.2% 5.3% YoY % change 4.0% 4.0% 4.1% 4.6% 1.6% 1.2% 2.1% 2.9% YoY % change 1. Excludes accessorial and Truckload products. 2. Includes intercompany revenue between the Network and Truckload revenue streams. 13.0 12.2 11.5 11.5 11.4 11.1 11.0 11.7 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 858 856 840 843 841 846 867 888 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 $207 $203 $208 $209 $210 $206 $212 $215 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26

Forward Air Corporation (NASDAQ: FWRD) IR Contact | Tony Carreño investorrelations@forwardair.com https://ir.forwardaircorp.com